EXHIBIT 99.2

S2 Technologies, Inc.
(a development stage enterprise)
Financial Statements
As of February 28, 2003 and 2002 and for the Years Ended February 28, 2003 and 2002 and for the Period from June 13, 2000 (date of inception) to February 28, 2003

                        Report of Independent Accountants

To the Board of Directors and Shareholders of S2 Technologies, Inc.


In our opinion, the accompanying balance sheets and the related statements of operations, of changes in shareholders' deficit and of cash flows present fairly, in all material respects, the financial position of S2 Technologies, Inc. (a development stage enterprise) at February 28, 2003 and 2002, and the results of its operations and its cash flows for the years then ended and for the period from June 13, 2000 (date of inception) to February 28, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations and has an accumulated deficit that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.


PricewaterhouseCoopers

San Jose, California

May 9, 2003

S2 Technologies, Inc.
(a development stage enterprise)
Balance Sheets
-------------------------------------------------------------------------------

                                                             February 28,
                                                         2003           2002
Assets
Current assets:
  Cash and cash equivalents                          $   474,000    $ 1,155,000
  Accounts receivable                                     48,000           --
  Prepaid expenses and other current assets               26,000         53,000
                                                     -----------    -----------
    Total current assets                                 548,000      1,208,000

Property and equipment, net                               45,000         51,000
Other assets                                               4,000          5,000
                                                     -----------    -----------
    Total assets                                     $   597,000    $ 1,264,000
                                                     ===========    ===========
Liabilities, Mandatorily Redeemable
Convertible Preferred Stock
and Shareholders' Deficit
Current liabilities:
  Accounts payable                                   $    22,000    $    17,000
  Accrued liabilities                                     69,000        144,000
  Deferred revenue                                        77,000         10,000
                                                     -----------    -----------
    Total current liabilities                            168,000        171,000
                                                     -----------    -----------
Commitments (Note 12)

Convertible preferred stock:
  Series A convertible preferred stock                   694,000        694,000
  Series B convertible preferred stock                 3,389,000      2,107,000
                                                     -----------    -----------
                                                       4,083,000      2,801,000
                                                     -----------    -----------
Shareholders' deficit:
  Common stock: no par value; 30,000,000 and
    10,000,000 shares authorized; 5,872,916 and
    5,400,000 shares issued and outstanding              201,000        200,000
  Note receivable from shareholder                       (14,000)       (14,000)
  Deferred stock-based compensation                       (1,000)       (18,000)
  Deficit accumulated during the development stage    (3,840,000)    (1,876,000)
                                                     -----------    -----------
    Total shareholders' deficit                       (3,654,000)    (1,708,000)
                                                     -----------    -----------
    Total liabilities, convertible preferred stock
       and shareholders' deficit                     $   597,000    $ 1,264,000
                                                     ===========    ===========

   The accompanying notes are an integral part of these financial statements.

S2 Technologies, Inc.
(a development stage enterprise)
Statements of Operations
--------------------------------------------------------------------------------

                                                                   Period from
                                                                  June 13, 2000
                                                                     (date of
                                                                   inception) to
                                        Year Ended February 28,     February 28,
                                          2003           2002           2003

Revenues                              $    31,000    $      --      $    31,000
Costs and expenses:
  Cost of revenues                          5,000           --            5,000
  Research and development              1,128,000      1,121,000      2,665,000
  Selling and marketing                   338,000         16,000        354,000
  General and administrative              533,000        228,000        882,000
                                      -----------    -----------    -----------

    Total costs and expenses            2,004,000      1,365,000      3,906,000
                                      -----------    -----------    -----------
Loss from operations                   (1,973,000)    (1,365,000)    (3,875,000)

Interest income                             9,000         10,000         35,000
                                      -----------    -----------    -----------
Net loss                              $(1,964,000)   $(1,355,000)   $(3,840,000)
                                      ===========    ===========    ===========

   The accompanying notes are an integral part of these financial statements.

S2 Technologies, Inc.
(a development stage enterprise)
Statements of Shareholders' Deficit
--------------------------------------------------------------------------------

                                                                                                          Deficit
                                                                              Note                      Accumulated
                                                                            Receivable     Deferred      During the        Total
                                                      Common Stock            from        Stock-Based    Development   Shareholders'
                                                  Shares        Amount     Shareholder   Compensation       Stage         Deficit
Issuance of common stock to founders
  for assignment of intellectual property        5,100,000   $   153,000   $      --      $  (153,000)   $      --      $      --
Amortization of stock-based compensation
  related to founders stock                           --            --            --          105,000           --          105,000
Issuance of common stock upon exercise
  of stock options                                 300,000        14,000       (14,000)          --             --             --
Stock options granted in exchange for
  services                                            --           3,000          --           (3,000)          --             --
Amortization of stock-based compensation
  related to services                                 --            --            --            1,000           --            1,000
Issuance of warrants for common stock for
  consulting services                                 --          20,000          --          (20,000)          --             --
Amortization of stock-based compensation
  related to warrants                                 --            --            --           16,000           --           16,000
Net loss                                              --            --            --             --         (521,000)      (521,000)
                                               -----------   -----------   -----------    -----------    -----------    -----------

Balances at February 28, 2001                    5,400,000       190,000       (14,000)       (54,000)      (521,000)      (399,000)

Amortization of stock-based
  compensation related to founders
  stock                                               --            --            --           35,000           --           35,000
Stock options granted in exchange for
  services                                            --           1,000          --           (1,000)          --             --
Amortization of stock-based compensation
  related to services                                 --            --            --            2,000           --            2,000
Stock-based compensation related
  to warrants                                         --           9,000          --           (9,000)          --             --
Amortization of stock-based
  compensation related to warrants                    --            --            --            9,000           --            9,000
Net loss                                              --            --            --             --       (1,355,000)    (1,355,000)
                                               -----------   -----------   -----------    -----------    -----------    -----------

Balances at February 28, 2002                    5,400,000       200,000       (14,000)       (18,000)    (1,876,000)    (1,708,000)

Amortization of stock-based compensation
  related to founders stock                           --            --            --           12,000           --           12,000
Amortization of stock-based compensation
  related to services                                 --            --            --            1,000           --            1,000
Amortization of stock-based compensation
  related to warrants                                 --            --            --            4,000           --            4,000
Issuance of common stock upon exercise
  of warrants                                      466,666         1,000          --             --             --            1,000
Issuance of common stock upon exercise
  of stock options                                   6,250          --            --             --             --             --
Net loss                                              --            --            --             --       (1,964,000)    (1,964,000)
                                               -----------   -----------   -----------    -----------    -----------    -----------

Balances at February 28, 2003                    5,872,916   $   201,000   $   (14,000)   $    (1,000)   $(3,840,000)   $(3,654,000)
                                               ===========   ===========   ===========    ===========    ===========    ===========

   The accompanying notes are an integral part of these financial statements.

S2 Technologies, Inc.
(a development stage enterprise)
Statements of Cash Flows
--------------------------------------------------------------------------------

                                                                                                                       Period from
                                                                                                                       June 13, 2000
                                                                                                                         (date of
                                                                                                                       inception) to
                                                                                   Year Ended February 28,              February 28,
                                                                                  2003                2002                  2003
                                                                              -----------          -----------          -----------
Cash flows from operating activities:
  Net loss                                                                    $(1,964,000)         $(1,355,000)         $(3,840,000)
  Adjustments to reconcile net loss to net cash
    used in operating activities:
     Depreciation and amortization                                                 25,000               10,000               37,000
     Stock-based compensation                                                      17,000               46,000              185,000
     Changes in assets and liabilities:
       Accounts receivable                                                        (48,000)                --                (48,000)
       Prepaid expenses and other current assets                                   27,000              (50,000)             (26,000)
       Other assets                                                                 1,000               (3,000)              (4,000)
       Accounts payable                                                             5,000                6,000               22,000
       Accrued liabilities                                                        (75,000)             112,000               69,000
       Deferred revenue                                                            67,000               10,000               77,000
                                                                              -----------          -----------          -----------
        Net cash used in operating activities                                  (1,945,000)          (1,224,000)          (3,528,000)
                                                                              -----------          -----------          -----------
Cash flows from investing activities:
  Capital expenditures                                                            (19,000)             (47,000)             (82,000)
                                                                              -----------          -----------          -----------
        Net cash used in investing activities                                     (19,000)             (47,000)             (82,000)
                                                                              -----------          -----------          -----------
Cash flows from financing activities:
  Proceeds from issuance of Series A convertible
    preferred stock, net                                                             --                   --                694,000
  Proceeds from issuance of Series B convertible
    preferred stock, net                                                        1,282,000            2,107,000            3,389,000
  Proceeds from issuance of common stock upon
    exercise of warrant and stock options                                           1,000                 --                  1,000
                                                                              -----------          -----------          -----------
        Net cash provided by financing activities                               1,283,000            2,107,000            4,084,000
                                                                              -----------          -----------          -----------
Net (decrease) increase in cash and cash equivalents                             (681,000)             836,000              474,000

Cash and cash equivalents at beginning of period                                1,155,000              319,000                 --
                                                                              -----------          -----------          -----------
Cash and cash equivalents at end of period                                    $   474,000          $ 1,155,000          $   474,000
                                                                              ===========          ===========          ===========

   The accompanying notes are an integral part of these financial statements.

S2 Technologies, Inc.
(a development stage enterprise)
Notes to Financial Statements
--------------------------------------------------------------------------------

1.       The Company and Basis of Presentation

         S2 Technologies, Inc. (the "Company") was incorporated in the State of California on June 13, 2000. The Company was formed to design and develop an integrated development tool for embedded systems developers.

         Since its inception, the Company has devoted substantially all of its efforts to business planning, research and development, recruiting management and technical staff, acquiring operating assets, initial selling and marketing activities, and raising capital. Accordingly, the Company is considered to be in the development stage as defined in Statement of Financial Accounting Standards ("SFAS") No. 7.

         The Company, to date, has been dependent on external financing to fund operations, has not yet generated cash flows from operations and has a net deficit of $3,840,000. In May 2003, the Company received an additional financing of $875,000 from the sale of Series B convertible preferred stock to existing shareholders (as discussed in Note 13). The Company operates in a highly competitive market characterized by rapidly changing technology. The Company intends to incur significant expenses to develop and promote its products. Failure to generate sufficient revenues, raise additional capital or reduce discretionary expenditures would have a material adverse effect on the Company's ability to continue as a going concern and achieve its intended business objectives.

2.       Summary of Significant Accounting Policies

         Use of estimates

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Revenue recognition

         Software license fee agreements marketed as standalone products, which include maintenance, are generally recognized ratably over the period of the related agreements, which is generally twelve months. In instances where an arrangement to deliver software requires significant modification or customization, license fee arrangements are recognized under the percentage of completion method of contract accounting. Consulting and training revenue is recognized when the related services are performed.

         Cash and cash equivalents

         The Company considers all highly liquid investments with an original maturity of three months or less on the date of purchase to be cash equivalents. Cash and cash equivalents consist of cash on deposit with banks and money market funds, the fair value of which approximates cost.

S2 Technologies, Inc.
(a development stage enterprise)
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

         Fair value of financial instruments

         Carrying amounts of certain of the Company's financial instruments, including cash and cash equivalents, accounts receivable and accounts payable, approximate their fair value due to their relative short maturities and based upon comparable market information available at the respective balance sheet dates. The Company does not hold or issue financial instruments for trading purposes.

         Research and development and software development costs

         Costs incurred in the research and development of the Company's products are expensed as incurred, except for certain software development costs. Costs associated with the development of computer software are expensed prior to establishment of technological feasibility and capitalized thereafter until the product is available for general release to customers. No software development costs were capitalized during the years ended February 28, 2003 and 2002 since costs incurred subsequent to establishment of technological feasibility were not material.

         Property and equipment

         Property and equipment are recorded at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, generally two to five years. Upon retirement or sale, the cost of assets disposed of and the related accumulated depreciation is removed from the accounts and any resulting gain or loss is credited or charged to income. Maintenance and repair costs are expensed as incurred.

         Risks and uncertainties

         The Company is subject to all of the risks inherent in a company operating in an industry which is relatively new and constantly evolving. These risks include, but are not limited to, market acceptance of the Company's products and services. The Company's operating results may be materially affected by the foregoing factors.

         Income taxes

         Deferred income taxes are provided for temporary differences between the financial reporting basis and the tax basis of the Company's assets and liabilities. The benefits from utilization of net operating loss carryforwards will be reflected as part of the income tax provision if and when realizable.

S2 Technologies, Inc.
(a development stage enterprise)
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

         Long-lived assets

         The Company periodically evaluates the recoverability of its long-lived assets. Factors which could trigger an impairment review include the following: (i) significant negative industry or economic trends, (ii) exiting an activity in conjunction with a restructuring of operations,
         (iii) current, historical or projected losses that demonstrated continuing losses associated with an asset. When the Company determines that there is an indicator that the carrying value of long life assets may not be recoverable, the assessment of possible impairment is based on the Company's ability to recover the carrying value of the asset from the expected future undiscounted pretax cash flows of the related operations. These estimates include assumptions about future conditions such as future revenues, gross margins, operating expenses, within the Company, the fair values of certain assets based on appraisals and industry trends. If these cash flows are less than the carrying value of such assets, an impairment loss is recognized for the difference between estimated fair value and carrying value. The measurement of impairment requires management to estimate future cash flows and the fair value of long-lived assets. The evaluation is performed at the lowest levels for which there are identifiable, independent cash flows.

         Stock-based compensation

         The Company accounts for stock-based employee compensation arrangements in accordance with provisions of Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees" and related interpretations, and Financial Accounting Standards Board Interpretation ("FIN") No. 28, "Accounting for Stock Appreciation Rights and Other Variable Stock Option or Awards Plans," and complies with the disclosure provisions of SFAS No. 123, "Accounting for Stock-Based Compensation," and SFAS No. 148, "Accounting for Stock-Based Compensation, Transition and Disclosure." Under APB No. 25, compensation expense is based on the difference, if any, on the date of grant, between the fair value of the Company's common stock and the exercise price. SFAS No. 123 defines a "fair value" based method of accounting for an employee stock option or similar equity investment. The Company accounts for equity instruments issued to non-employees in accordance with the provisions of SFAS No. 123 and Emerging Issues Task Force ("EITF") Issue 96-18, "Accounting for Equity Instruments That are Issued to Other Than Employees for Acquiring Goods and Services."

         The Company applies APB 25 and related interpretations in accounting for employee and director options granted under the Plan.

S2 Technologies, Inc.
(a development stage enterprise)
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

         Had compensation cost for the Company's stock-based employee compensation plan been determined based on the fair value at the grant dates for the awards under a method prescribed by SFAS No. 123, the Company's net loss would have been as follows:

                                                                                                                        Period from
                                                                                                                       June 13, 2000
                                                                                                                         (date of
                                                                                                                       inception) to
                                                                                Year Ended February 28,                February 28,
                                                                              2003                  2002                   2003
                                                                          -----------            -----------            -----------
Net loss reported                                                         $(1,964,000)           $(1,355,000)           $(3,840,000)
Add: Amortization of deferred stock-based compensation, determined
  under the intrinsic value method, as reported in net income                  12,000                 35,000                152,000
Deduct: Total stock-based employee compensation expense determined
  under fair value method for all awards                                      (20,000)               (36,000)              (161,000)
                                                                          -----------            -----------            -----------

Pro forma net loss                                                        $(1,972,000)           $(1,356,000)           $(3,849,000)
                                                                          ===========            ===========            ===========

         Because options vest over several years and additional option grants are expected to be made in future years, the pro forma results are not representative of the pro forma results for future years.

         For purposes of pro forma disclosure, the fair value of each option grant was estimated on the date of grant using the minimum value method with the following assumptions for grants in the years ended February 28, 2003 and 2002: no dividend yield; risk-free interest rates of 2.89% and 4.46%; and expected lives of 5 years.

         Comprehensive income

         SFAS No. 130, "Reporting Comprehensive Income," requires a full set of general purpose financial statements to be expanded to include the reporting of "comprehensive income (loss)." Comprehensive income (loss) is comprised of two components, net income (loss) and other comprehensive income (loss). There were no differences between the net loss as reported and comprehensive loss for the years ended February 28, 2003 and 2002, and for the period from June 13, 2000 (date of inception) to February 28, 2003.

S2 Technologies, Inc.
(a development stage enterprise)
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

         Recent accounting pronouncements

         In November 2002, the FASB issued FASB Interpretation No. 45 ("FIN 45"), "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." FIN 45 requires that a liability be recorded in the guarantor's balance sheet upon issuance of a guarantee. In addition, FIN 45 requires disclosures about the guarantees that an entity has issued, including a rollforward of the entity's product warranty liabilities. The Company will apply the recognition provisions of FIN 45 prospectively to guarantees issued after February 28, 2003. The disclosure provisions of FIN 45 are effective. At February 28, 2003, no guarantees were issued by the Company and no product warranty liability was recorded by the Company. The Company has included additional disclosures in accordance with FIN 45 in Note 12.

         In November 2002, the EITF reached a consensus on Issue No. 00-21, "Revenue Arrangements with Multiple Deliverables." EITF Issue No. 00-21 provides guidance on how to account for arrangements that involve the delivery or performance of multiple products, services and/or rights to use assets. The provisions of EITF Issue No. 00-21 will apply to revenue arrangements entered into in fiscal periods beginning after June 15, 2003. The Company does not expect EITF Issue 00-21 to have a material effect on its results of operations or financial condition.

         In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation, Transition and Disclosure." SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. SFAS No. 148 also requires that disclosures of the pro forma effect of using the fair value method of accounting for stock-based employee compensation be displayed more prominently and in a tabular format. Additionally, SFAS No. 148 requires disclosure of the pro forma effect in interim financial statements. The Company has included additional disclosures in accordance with SFAS No. 148 in Note 2.

         In January 2003, the FASB issued FASB Interpretation No. 46 ("FIN 46"), "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51." FIN 46 requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 is effective for all new variable interest entities created or acquired after January 31, 2003. For variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for the first interim or annual period beginning after June 15, 2003. The Company is currently evaluating the effect that the adoption of FIN 46 will have on its results of operations and financial condition.

S2 Technologies, Inc.
(a development stage enterprise)
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

3.       Balance Sheet Details

                                                               February 28,
                                                           2003           2002
Property and equipment, net:
  Computer equipment                                     $ 52,000      $ 41,000
  Furniture and fixtures                                    7,000         6,000
  Software                                                 16,000        15,000
  Other                                                     7,000         1,000
                                                         --------      --------
                                                           82,000        63,000
Less: Accumulated depreciation and amortization           (37,000)      (12,000)
                                                         --------      --------

                                                         $ 45,000      $ 51,000
                                                         ========      ========


                                                             February 28,
                                                        2003              2002
Accrued liabilities:
  Professional services                               $ 25,000          $113,000
  Employee benefits                                     28,000            19,000
  Other                                                 16,000            12,000
                                                      --------          --------

                                                      $ 69,000          $144,000
                                                      ========          ========

4.       Convertible Preferred Stock

         Convertible preferred stock (no par value) at February 28, 2003 consists of the following:

                                                        Proceeds
                                                         Net of
                                     Shares              Issuance    Liquidation
                            Authorized    Outstanding     Costs        Amount

Series A                     2,592,593     2,592,593   $   694,000   $   700,000
Series B                    10,000,000     9,964,286     3,389,000     3,488,000
                            ----------    ----------   -----------   -----------

                            12,592,593    12,556,879   $ 4,083,000   $ 4,188,000
                            ==========    ==========   ===========   ===========

S2 Technologies, Inc.
(a development stage enterprise)
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

         The holders of Series A convertible preferred stock ("Series A preferred") and Series B convertible preferred stock ("Series B preferred") have various rights and preferences as follows:

         Voting

         The holders of the preferred stock are entitled to the number of votes equal to the number of shares of common stock into which each share of such preferred stock could be converted on the record date for the vote or written consent of shareholders. The shares of preferred stock shall be voted equally with the shares of common stock as one class.

         In addition to any other class vote that may be required by law, the Company shall obtain the approval of at least a majority of the outstanding Series A preferred and/or at least 70% of the outstanding Series B preferred for validating (a) any amendment of the Articles of Incorporation, (b) any adverse change to the powers, rights, preferences, privileges or restrictions of the Series A preferred and Series B preferred, (c) any increase in the authorized number of shares of preferred stock, (d) any authorization of any new class or series of stock, (e) any repurchase or redemption of preferred stock, (f) any repurchase, redemption, payment of dividends with respect to common stock other than shares subject to the right of repurchase by the Company, (g) any action that results in the payment or declaration of a dividend on any shares of common stock or preferred stock, (h) any voluntary dissolution or liquidation of the Company or (i) any change in the authorized number of members of the Company's Board of Directors.

         Dividends

         The holders of Series A preferred and Series B preferred are entitled to receive, when and if declared by the Board of Directors and out of funds legally available, noncumulative dividends at the per annum rate of $0.022 and $0.028 per share, respectively. The holders of Series A preferred and Series B preferred will also be entitled to participate in dividends on common stock, when and if declared by the Board of Directors, based on the number of shares of common stock held on an as-if converted basis. No dividends on preferred stock or common stock have been declared by the Board from inception through February 28, 2003.

         Liquidation

         In the event of any liquidation, dissolution or winding up of the affairs of the Company, including (a) a reorganization, merger or consolidation of the Company with or into any other entity or (b) a sale of all or substantially all of its assets which will result in the transfer of 50% or more of the outstanding voting power of the Company, the holders of the outstanding Series A preferred and Series B preferred shall receive for each share an amount equal to the sum of $0.27 and $0.35 per share, respectively, plus all declared but unpaid dividends, payable in preference and priority to any payments made to the holders of the then outstanding common stock.

S2 Technologies, Inc.
(a development stage enterprise)
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

         If the entire assets and funds of the Company legally available for distribution are insufficient to permit the payment to such holders of Series A preferred and Series B preferred their full preferential amount, then such assets and funds shall be distributed among the holders of Series A preferred and Series B preferred ratably in proportion to the amounts that would be payable to such holders if such assets were sufficient to permit payment in full.

         After payment to the holders of the Series A preferred and Series B preferred, the remaining assets and funds of the Company legally available for distribution, if any, shall be distributed ratably to the holders of the common stock and the preferred stock on an as-if-converted basis.

         Conversion

         Each share of preferred stock, at the option of the holder, is convertible into a number of fully paid shares of common stock as determined by multiplying the then in effect Series A preferred and Series B preferred conversion rates by the number of shares of Series A preferred and Series B preferred being converted, respectively. The conversion rates in effect at any time for conversion of the Series A preferred and the Series B preferred shall be the quotient obtained by dividing the original issue price of the Series A preferred and the Series B preferred by the Series A preferred conversion price and the Series B preferred conversion price, respectively. The initial conversion price of Series A preferred and Series B preferred is $0.27 and $0.35, respectively, and is subject to adjustment in accordance with antidilution provisions contained in the Company's Articles of Incorporation. Conversion is automatic (a) immediately upon the closing of a firm commitment underwritten public offering in which the public offering price equals or exceeds $5.00 per share with cash proceeds of at least $20,000,000, (b) upon the consent of at least a majority of the outstanding shares of Series A preferred (for Series A preferred) or at least a majority of the outstanding shares of Series B preferred (for Series B preferred).

         At February 28, 2003 12,592,593 shares of common stock have been reserved for conversion.

         Redemption

         The holders of at least two-thirds of the outstanding Series B preferred may require the Company to redeem the Series B preferred by paying in cash $0.35 per share plus any accrued but unpaid dividends. Redemption would occur in three equal annual installments, beginning on the fifth anniversary of the original issue date.

S2 Technologies, Inc.
(a development stage enterprise)
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

5.       Warrants for Convertible Preferred Stock

         In June 2001, the Company entered into two convertible promissory notes for $300,000. The notes were converted into Series B preferred stock in October 2001. In conjunction with the issuance of the notes, the Company issued warrants to purchase 35,714 shares of Series B preferred stock at an exercise price of $0.35 per share. Such warrants are outstanding at February 28, 2003 and expire in October 2006. Using the Black-Scholes pricing model, the Company determined that the fair value of the warrants was not material.

6.       Common Stock

         The Company's Articles of Incorporation, as amended, authorize the Company to issue 30,000,000 shares of no par value common stock. Each share of common stock is entitled to one vote. The holders of common stock are also entitled to receive dividends whenever funds are legally available and when declared by the Board of Directors, subject to the prior rights of holders of all classes of stock outstanding. A portion of the shares sold are subject to a right of repurchase by the Company subject to vesting, which is generally over a four year period from the earlier of issue date or employee hire date, as applicable, until vesting is complete. At February 28, 2003, there were 668,750 shares subject to repurchase.

7.       Full Recourse Note

         In December 2000, the Company accepted full recourse note from an employee totaling $14,000 to finance the purchase of 300,000 shares of common stock. Interest on the note is computed at an annual rate of 10%. Principal and accrued interest are due in December 2010. The note is included in shareholders' deficit.

8.       Warrants for Common Stock

         In July 2000 in connection with a consulting agreement, the Company issued warrants vesting over three years to purchase 700,000 shares of common stock for $0.001 per share for consulting services to be performed over three years. In March 2002, 466,666 warrants were exercised for common stock. At February 28, 2003, 233,334 warrants were still outstanding and expire in July of 2005 of which 145,834 were vested and exercisable. Using the Black-Scholes pricing model, the Company determined that the fair value of the warrants was $29,000 at the date of grant and is amortized over three years. At each reporting date, the Company remeasures the unamortized portion of such warrant using the Black-Scholes pricing model. For the years ended February 28, 2003 and 2002 and for the period from June 13, 2000 (date of inception) to February 28, 2003, the Company recorded $4,000, $9,000 and $29,000 of expense associated with these warrants, respectively.

S2 Technologies, Inc.
(a development stage enterprise)
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

9.       Stock Option Plans

         In July 2000, the Company adopted the 2000 Equity Incentive Plan (the "Plan"). The Plan provides for the granting of stock options to employees and consultants of the Company. Options granted under the Plan may be either incentive stock options or nonqualified stock options. Incentive stock options ("ISO") may be granted only to Company employees (including officers and directors who are also employees). Nonqualified stock options ("NSO") may be granted to Company employees and consultants. The Company has reserved 3,301,157 shares of common stock for issuance under the Plan.

         Options under the Plan may be granted for periods of up to ten years and at prices no less than 85% of the estimated fair value of the shares on the date of grant as determined by the Board of Directors, provided, however, that (i) the exercise price of an ISO and NSO shall not be less than 100% and 85% of the estimated fair value of the shares on the date of grant, respectively, and (ii) the exercise price of an ISO and NSO granted to a 10% shareholder shall not be less than 110% of the estimated fair value of the shares on the date of grant, respectively. Options are exercisable immediately. Shares issued upon exercise of unvested stock options are subject to repurchase by the Company. To date, options granted generally vest over four years. As of February 28, 2003, there were 1,843,500 options outstanding of which 1,605,792 were unvested.

         The following table summarizes the activity of the Company's Plan:

                                                                                                                 June 13, 2000
                                                        Year Ended                  Year Ended                (date of inception)
                                                       February 28,                February 28,                to February 28,
                                                           2003                        2002                          2003
                                                  ----------------------        ------------------          ---------------------
                                                                 Weighted                  Weighted                       Weighted
                                                   Number         Average       Number      Average         Number         Average
                                                     of          Exercise         of       Exercise           of           Exercise
                                                  Options          Price        Options      Price          Options         Price
Outstanding -
  beginning of period                              395,000      $    0.050      150,000     $ 0.045                       $   --
    Granted                                      1,778,500           0.060      245,000       0.054        2,473,500         0.057
    Exercised                                       (6,250)          0.060         --           --          (306,250)        0.045
    Cancellations                                 (323,750)          0.060         --           --          (323,750)        0.060
                                                 ---------                      -------                    ---------

Outstanding - end of period                      1,843,500      $    0.058      395,000     $ 0.050        1,843,500      $  0.058
                                                 ---------                      -------                    ---------

Fair value of options granted                                   $    0.010                  $ 0.011                       $  0.010

S2 Technologies, Inc.
(a development stage enterprise)
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

         The following table summarizes information concerning outstanding and exercisable options under the Plan as of February 28, 2003:

                        Options Outstanding                        Options Exercisable
             -------------------------------------------       --------------------------
                                Weighted
                                Average           Weighted                         Weighted
Range of                       Remaining           Average                         Average
Exercise        Number        Contractual         Exercise        Number          Exercise
 Price       Outstanding     Life (in Years)       Price       Exercisable          Price
$ 0.045         255,000          5.97             $ 0.045        255,000          $ 0.045
  0.060       1,588,500          9.42               0.060      1,588,500            0.060
              ---------                                        ---------

              1,843,500          8.94             $ 0.058      1,843,500          $ 0.058
              =========                                        =========


10.      Stock-Based Compensation

         In July 2000, the Company sold 5,100,000 shares of common stock to the founders of the Company for assignment of intellectual property. In conjunction with this transaction, the Company recorded $153,000 of deferred stock-based compensation representing the excess of the deemed fair value of the common stock over the deemed fair value of the intellectual property at the date of purchase. The compensation expense is being amortized over the vesting period of three years from the date of purchase. The Company recognized $12,000, $35,000 and $152,000 for the amortization of compensation expense during the years ended February 28, 2003 and 2002 and for the period from June 10, 2000 (date of inception) to February 28, 2003, respectively.

         During the years ended February 28, 2003 and 2002 and for the period from June 13, 2000 (date of inception) to February 28, 2003, the Company granted options to acquire 15,000, 5,000 and 120,000 shares of common stock, respectively, at an exercise price of $0.060 in fiscal 2003 and $0.045 in fiscal 2002 and 2001 to non-employees in exchange for services. The fair value of the common stock options was determined to be $0, $1,000 and $4,000, respectively, using the Black-Scholes pricing model. Stock-based compensation related to stock options granted to non-employees is recognized as the service is provided. The Company recorded a stock compensation expense of $1,000, $2,000 and $4,000, respectively. At each reporting date, the Company remeasures the unvested portion of such option grants using the Black-Scholes pricing model. As a result, the stock based compensation expense fluctuates as the fair value of the common stock fluctuates.

11.      Income Taxes

         No provision for income taxes was recorded due to the net losses for the years ended February 28, 2003 and 2002 and for the period from June 13, 2000 (date of inception) to February 28, 2002.

S2 Technologies, Inc.
(a development stage enterprise)
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

         Deferred tax assets consist of the following:

                                                                                                            February 28,
                                                                                                    2003                    2002
Federal and state net operating loss carryforwards and accruals                                  $ 1,498,000            $   725,000
Research and development credit carryforwards                                                         75,000                 50,000
                                                                                                 -----------            -----------

Net deferred tax assets                                                                            1,573,000                775,000
Less: Deferred tax asset valuation allowance                                                      (1,573,000)              (775,000)
                                                                                                 -----------            -----------

                                                                                                 $     --               $      --
                                                                                                 ===========            ===========

         At February 28, 2003, the Company has net operating loss carryforwards for federal and state income tax purposes which expire in varying amounts beginning in 2009 and 2021, for state and federal purposes, respectively. In addition, the Company has federal research and development credit carryforwards which expire beginning in 2022 if not utilized. The Company has state research and development credit carryforwards which can be carried forward indefinitely.

         The Company believes that, based on number of factors, the available objective evidence creates sufficient uncertainty regarding the realizability of the deferred tax assets such that a full valuation allowance has been recorded. These factors include the Company's history of losses, recent increase in expense levels, the fact that the market in which the Company competes is intensely competitive and characterized by rapidly changing technology, the lack of carryback capacity to realize deferred tax assets and the uncertainty regarding market acceptance of the Company's products. The Company will continue to assess the realizability of the deferred assets based on actual and forecasted operating results.

         In accordance with Section 382 of the Internal Revenue Code, the amounts of and benefits from net operating loss carryforwards may be impaired or limited in certain circumstances. Events which cause limitations in the amount of net operating losses that the Company may utilize in any one year include, but are not limited to, a cumulative ownership change of more than 50% as defined, over a three year period.

12.      Commitments

         The Company leases its facilities under an operating lease agreement, which expires in February 2004. Future minimum lease obligations of $72,000 are payable in the year ending February 28, 2004.

         Rental expense for the years ended February 28, 2003 and 2002 and for the period from June 13, 2000 (date of inception) to February 28, 2003 was $64,000, $36,000 and $116,000, respectively.

S2 Technologies, Inc.
(a development stage enterprise)
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

         The Company enters into agreements with customers in the normal course of business that contain various guarantees such as indemnification of its or a third party's intellectual property. At February 28, 2003, the Company had not recorded any liability associated with these guarantees.

13.      Related Party Transactions and Subsequent Event

         Through Oryx Ventures, LLC, Oryx Technology Corporation has invested a total of $2,543,000 in preferred stock of the Company from July 2000 through February 2003. In addition, Messrs. Micciche and Underseth (through November 2002) of Oryx Technology Corporation provide certain management services to the Company in exchange for cash and warrants to purchase common stock in the Company. The Company issued warrants to purchase 700,000 shares of common stock for $0.001 per share, of which 466,666 were exercised in March 2002. Mark Underseth, Chief Executive Officer of the Company is the brother of Mitchel Underseth who was Chief Financial Officer of Oryx Technology Corporation until November 2002, when he became Chief Financial Officer of the Company.

         The following table summarizes Oryx Technology Corporation's ownership as of February 28, 2003:

                                                            Oryx Technology
                                                       Corporation's Ownership
                                                      -------------------------
                                     Outstanding        Shares              %

Series A preferred                    2,592,593       1,851,853              71%
Series B preferred                    9,964,286       5,835,715              58%
Common stock                          5,872,916         466,666               8%
                                     ----------       ---------            ----

Total                                18,429,795       8,154,234            44.2%
                                     ==========       =========            ====

         The following table summarizes the outstanding warrants and stock options as of February 28, 2003:

                                                            Oryx Technology
                                                              Corporation
                                                       -------------------------
                                        Outstanding    Outstanding          %

Warrants for Series B                      35,714           --             --
Warrants for common stock                 233,334        233,334            100%
Stock options                           1,843,500           --             --


         In May  2003,  Oryx  Technology  Corporation  has  made  an  additional
         investment   of  $200,000  in  preferred   stock  and  other   existing
         shareholders have made an investment of $675,000 in preferred stock.